CATLIN OIL COMPANY
JACK COUNTY PROPERTY
PURCHASE AGREEMENT

In consideration of the mutual covenants and agreements set forth below, Texas Energy, Inc., Catlin Oil Company, Virginia Catlin, Randy Catlin and Virginia Catlin, Independent Executor of the Estate of Carl Catlin, Deceased agree as follows:

I. DEFINITIONS

Terms given special meaning in this Jack County Property Purchase Agreement are:

1.01 **Seller.** "Seller" means Catlin Oil Company, Virginia Catlin, Randy Catlin and Virginia Catlin, Independent Executor of the Estate of Carl Catlin, Deceased

1.02 **Buyer.** "Buyer" means Texas Energy, Inc.

1.03 **Parties.** "Parties" means the Seller and the Buyer.

1.04 **Agreement.** "Agreement" means this Jack County Property Purchase Agreement and all Ancillary Documents, which are defined as: the Real Estate Deed(s) (Exhibit A); the Assignment (Exhibit B); the Bill of Sale (Exhibit C); and any Schedules attached to this Jack County Property Purchase Agreement or attached to any Exhibit.

1.05 **Purchase Price.** "Purchase Price" means One Million Seven Hundred Thousand Dollars ($1,700,000) in U. S. Dollars currency.

1.06 **Escrow Deposit.** "Escrow Deposit" means One Hundred Thousand Dollars ($100,000.00) in U. S. Dollars currency.

1.07 **Jack County Property.** "Jack County Property" means all of the right, title, and interest of Seller in Jack County, Texas related to the Leases, including, but not limited to, the following:

1.05.01 **Leases.** "Leases" means all of Seller's Interest in the following-described Oil and Gas Leases, rights and interests:

1.05.01.01 All of Seller's right, title and interest in and to the Oil and Gas Leases, described on Exhibit "A" (including any ratifications and amendments thereto, whether or not specifically described on Exhibit "A"), which is attached hereto and incorporated herein for all purposes; and

1.05.01.02 All of Seller's right, title and interest in and to any and all interests in Oil and Gas Leases, held by Seller within the Jack County, Texas (including any ratifications and amendments thereto); and

1.05.01.03 All of Seller's right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) in and to the Oil, Gas and Other Minerals, in and under or that may be produced form the lands described on Exhibit "A" hereto or in the Oil and Gas Leases or other instruments described on Exhibit "A" hereto; and

1.05.01.04 All of Seller's right, title and interest in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations, designations, and/or orders (including, without limitation, those described on Exhibit "A" hereto) and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of a federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the above-described Jack County Property; and

1.05.01.05 All of Seller's right, title and interest in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to the above-described Jack County Property.

1.05.02 **Equipment.** "Equipment" means all of Seller's right, title and interest in and to all materials, supplies, machinery, equipment, improvements, and other personal property and fixtures, (including, but not limited to: all wells, wellhead equipment, pumping unites, flow-lines, tanks, buildings, compressors, saltwater disposal facilities, injection facilities, compression facilities, gathering systems, and other equipment) used in connection with the exploration, development, operation or maintenance of the above-described Property and in and to all permits and licenses including, without limitation, all environmental and other governmental permits, licenses and authorizations), rights of way, easements, and other rights of surface use and other rights and interests used in connection with the exploration, development, operation or maintenance of the above-described Jack County Property, including that Equipment listed on Exhibit "C".

1.05.03 **Major Tangible Assets.** "Major Tangible Assets" means all those items listed in Exhibit "C", which includes, but is not limited to, all furniture; machinery; equipment; tools; dyes, jigs; molds and patterns; rigs; well service units; tongs; slips; elevators; rod hooks; fishing tools; handling tools; blocks;

tires; small tools; dog houses; oil savers; oil saver pumps; swab mandrels; strippers; and all support equipment, trucks, trailers, and other vehicles.

1.05.04 **Licenses and Permits.** "Licenses" and "Permits" mean all legally transferable licenses, franchises, permits, authorizations, approvals, and the like issued by the United States or any Agency thereof, the State of Texas or any Agency thereof and any private licensing or certification agency, such as "API" used in connection with the Leases.

1.05.05 **Real Estate.** "Real Estate" means all real property, deeds, title, or right to the same, leasehold interest, liens, all improvements thereon, and all other interest in real property, specifically including the real estate listed in Exhibit "A".

Notwithstanding anything above to the contrary, the Jack County Property does not include, the following retained assets of Seller:

1.05.06 **Corporate Name.** The name "Catlin Oil Company," or any derivation thereof, together with the right to use the name "Catlin" or "Catlin Oil" in name or assumed name of any business of any kind, along with any trademarks, product marks, trade names, logo, or any other word, phrase, or a combination of these or the like used to distinguish the goods and service of the Catlin Oil Company from those of another.

1.05.07 **Receivables.** "Receivables" means all trade notes and accounts receivable, prepaid expenses, and recurring deposits for work, including intra-company receivables.

1.05.08 **Revenues prior to Effective Date.** "Revenues prior to Effective Date" means that Seller shall receive all revenues attributable to the Jack County Property prior to the Effective Date and payment for all oil in the tanks and not sold as of the Effective Date, based on the market value thereof as of the Effective Date.

1.05.09 **Expenses Prior to Effective Date.** "Expenses Prior to Effective Date" means that Seller shall be responsible for all expenses related to the Jack County Property incurred prior to the Effective Date, except those expenses specifically otherwise provided for herein.

1.05.10 **Market Value of Oil.** "Market Value of Oil" shall mean the current price then being paid by the regular purchaser of Seller's crude oil.

1.05.11 **Accounts.** "Accounts" means all cash, cash equivalents, and all bank accounts of Seller.

1.05.12 **Tax Refunds.** All tax refunds or other tax assets that relate to the tax obligations of Seller or the tax obligations of the Seller incurred prior to the Effective Date.

1.05.13 **Corporate Materials.** Seller's corporate (or otherwise) franchise, stock (or other equity interest) record books, corporate/company minute books and such other records as have to do exclusively with Seller's organization or capitalization.

1.05.14 **Non-Jack County Property.** All of the right, title, and interest of Seller and the tangible and intangible assets, rights, and properties used or originating in, or from the conduct of, the business of the Seller or its employees outside of Jack County, Texas.

1.08 **Execution Date.** "Execution Date" means 12:01 a.m. April 12, 2006

1.09 **Effective Date.** "Effective Date" means May 1, 2006.

1.10 **Closing Date.** "Closing Date" means May 23, 2006.

1.11 **Environmental Law.** "Environmental Law" means any statute, law, ordinance, rule, or regulation in effect on the Execution Date generated by any government, governmental agency, authority, or instrumentality applicable to the Jack County Property relating to health, safety, pollution control, product registration, or environmental protection, including without limitation, all laws governing the generation, use, ownership, collection, treatment, storage, transportation, recovery, recycling, removal, release, discharge, or disposal of Hazardous Materials and all Laws regarding record keeping, notification, and reporting requirements respecting Hazardous Materials.

1.12 **Environmental Liability.** "Environmental Liability" means both: (i) liabilities, obligations, fines, penalties, claims, demands, cost, or expenses arising under any Environmental Law and (ii) liability, damage, or loss for personal injury, death, or property damage, including damage to Real Estate transferred herein, cost of site assessment or characterization, remediation, or other similar costs arising from, or in any way relating to, the generation, use, ownership, collection, treatment, storage, transportation, recovery, recycling, removal, release, discharge, or disposal of Hazardous Materials.

1.13 **Hazardous Materials.** "Hazardous Materials" means materials, substances, wastes or by-products considered or defined at the date of this Agreement as "hazardous" under 40 CFR 261 and the related E.P.A. provisions in effect on the Effective Date in the quantity, concentration, location, method of storage, and condition such materials, substances, wastes, or by-products must be in to be deemed "hazardous" under said regulations.

II. REPRESENTATIONS AND WARRANTIES

The Parties agree to the following representations and warranties, all of which shall survive the execution of this Agreement and the completion of the terms provided below:

Seller's Representations and Warranties

2.01 **"AS IS" Sale.** Seller represents that the Jack County Property is being sold on an "AS IS" basis, and Seller is not warranting its merchantability or fitness for a particular use.

2.02 **Disclaimer of Warranty.** Except as specifically stated in this Agreement, Seller hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present, or future, as to, or concerning (I) the nature and condition of the Jack County Property, (II) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon, the nature and extent of any right-of-way, lease lien, encumbrance, license, reservation, condition or otherwise, and (III) the compliance of the Jack County Property with any laws, rules, ordinances or regulations of any government or other body.

2.03 **Seller's warranty of no litigation.** Seller represents and warrants that Seller is not a party to any pending or threatened legal or administrative action, suit, or other proceeding by or before any court, arbitrator, or administrative agency that directly relates to or directly affects the Jack County Property and Seller is not aware that any legal or administrative action, suit or proceeding with respect to the Jack County Property, has been threatened. Seller specifically further represents and warrants that there are no outstanding orders, rulings, decrees, judgments, or stipulations to which Seller is a party or by which it is bound, by or with any court, arbitrator, or administrative agency, that challenge the transactions contemplated by this Agreement or adversely affect the Jack County Business.

2.04 **Jack County Property liens.** Seller represents and warrants that Seller is not aware of any creditors that have a lien or other encumbrance on the Jack County Property.

2.05 **Seller's warranty of no labor difficulties.** Seller warrants and represents there is no labor strike, lockout, or work stoppage pending or threatened against or involving the Jack County Property. Seller is not a party to any written contract for the employment of any employee or any collective bargaining agreement.

2.06 **No agreement to sell to third party.** Seller represents that it has not agreed to sell or encumber the Jack County Property to any party other than Buyer.

2.07 **No WARN Act Application.** Seller represents and warrants that it employs less than 25 people in connection with the Jack County Property and that the WARN Act does not apply to this transaction.

2.08 **Corporate Consent.** Seller represent that the stockholders of Catlin Oil Company fully consent to this transaction.

2.09 **Review of Records.** Seller has made or will make available to Buyer, at Seller's place of business, Seller's records related to the Jack County Property to assist Buyer in accurately determining the Jack County Property.

Buyer's Representations and Warranties

2.10 **Examination by Buyer.** Buyer represents that it is Buyer's obligation to examine the Jack County Property and perform its due diligence in a review of the nature, title, and condition of the Jack County Property.

2.11 **No Seller Representation.** Buyer represents that this Agreement is made on an "AS IS" basis, and Buyer expressly acknowledges, warrants, and represents to Seller that no representations have been made by Seller, its agents, or employees in order to induce Buyer to enter into this Agreement other than as expressly stated herein.

2.12 **Future Responsibilities of Buyer.** Buyer represents that following the Effective Date, Buyer shall assume all responsibility for the Jack County Property, including all responsibility for the well bores and the risk, cost and expense of future operations, including the plugging and abandoning the well bores and the surface and subsurface restoration in accordance with the terms of the applicable leases and the rules and regulations of any governmental agency or authority having jurisdiction thereof. Buyer's responsibility includes any existing Environmental Liability of the Jack County Property and the proper disposal of any Hazardous Material existing on the Jack County Property.

Mutual Representations and Warranties

2.13 **Warranty of Authority and Ability.** Each Party to this Agreement warrants and represents that such respective Party has the power and authority to enter into this Agreement, that the respective representative of said Party is of sound mind, and that this Agreement and all documents each delivers pursuant to this Agreement are valid, binding, and enforceable.

2.14 **Corporate Resolution.** Each party specifically warrants and represents that, pursuant to the Texas Business Corporation Act (or other statute, as applicable), each has the corporate power and authority to enter into this Agreement and perform its contractual obligations, and that the Directors and Shareholders or members of that Party have authorized, and consented to, this Agreement and the transaction(s) contemplated herein, and each has filed the appropriate consents in the Minute Book of the Party. Each Party further specifically warrants and represents that it is duly formed and validly existing and in good standing under Texas law (or state of formation, if different). Each Party further warrants and represents that it is not subject to any charter, by-law, lien, or encumbrance of any kind, agreement, instrument, order, or decree of any county or governmental body that would prevent consummation of the transactions contemplated by this Agreement.

2.15 **Warranty of ownership.** Each Party to this Agreement warrants and represents that each is the sole owner of the consideration transferred to the other, and that no part of the respective consideration transferred herein, has been sold, assigned, or transferred to any other person or entity, and that each has the sole right and exclusive authority to execute, and receive any consideration from, the other Party under this Agreement. Each Party agrees to defend, indemnify, and hold the other Party harmless from third party claims to the same.

2.16 **No broker or agent.** Each Party represents and warrants that such respective Party has not retained a broker, agent, or similar professional that would be entitled to a commission or similar fee on the transaction(s) contemplated herein for which the other could become obligated.

2.17 **Warranty of comprehension and voluntary acceptance.** In entering this Agreement, each Party warrants and represents to the other Party that such respective Party has relied on the advice of its or his own attorneys and financial advisors concerning the legal and tax consequences of the Agreement; that each Party's own attorneys have completely read and explained to it or him the terms of the Agreement; that each fully understands and voluntarily accepts the terms of the Agreement without any duress or undue persuasion put upon it or him by the other Party or other person, specifically including, but not limited to, counsel or accountants for the other Party; and that no representations, promises, or statements by an agent, attorney, accountant, or other representative of the other Party has influenced it or him in entering this Agreement.

2.18 **Review of Property.** Buyer and Seller represent that they will work together to allow Buyer reasonable access to the Jack County Property after the Execution Date and prior to the Closing Date. During such time Buyer and its duly authorized representatives, at their own risk and expense, shall have reasonable access to the Jack County Property to inspect its current condition and to assess any environmental risks.

2.19 **Accuracy of Exhibits and Schedules.** Buyer and Seller represent that they will work together to make necessary updates and/or corrections to the Exhibits and Schedules to this Agreement prior to the Closing in an effort to accurately reflect the Jack County Property on the Exhibits and Schedules.

III. INDEMNITIES AND INSURANCE

The following indemnities and insurance provisions are made by the parties:

3.01 **Buyer's product liability claim indemnity.** From and after the Effective Date, for a period of two (2) years, Buyer shall reimburse, defend, indemnify, and hold harmless Seller from any claim, lawsuit, liability, or loss on account of personal injury, death, or property damage, including loss of the item itself, arising of any service or product that was provided or product repaired, manufactured, serviced or sold by Buyer after the Effective Date. For the

purposes of the Buyer's obligation of providing a defense only, the allegations of the claimant will be taken as true.

3.02 **Buyer's Environmental indemnity.** From and after the Effective Date, for a period of two (2) years, Buyer shall reimburse, defend, indemnify, and hold the Seller harmless from any violation of an Environmental Law after the Effective Date, known or unknown; for or from any Environmental Liability existing after the Effective Date, known or unknown; and for or from any other pollution or contamination of the Real Property created after the Effective Date, known or unknown, including, but not limited to, contamination of the soil with solvents, petroleum products, or any Hazardous Material.

3.03 **Seller's tax indemnification.** With the exception of the taxes prorated in Section V, the Seller shall be liable for and shall reimburse, defend, indemnify, and hold the Buyer harmless from any and all taxes, penalties, and interest due and payable on or before the Effective Date with respect to the Jack County Property.

3.04 **Buyer's tax indemnification.** With the exception of the taxes prorated in Section V, the Buyer shall be liable for and shall reimburse, defend, indemnify and hold the Seller harmless from and any all taxes, penalties, and interest due and payable with respect to the Jack County Property for any period ending after the Effective Date.

3.05 **Asset sale only.** This is an asset sale only. Seller shall retain all liabilities of its entire business, including all liabilities — known or unknown — related to the conduct of business related to the Jack County Property prior to the Effective Date. Seller's retained liability includes, but is not limited to, all liability for pre-existing, accrued, or incurred:

- Tort, statutory, contract, debt, or equitable liability for any act or omission, specifically including, but not limited to: *accounts payable* or other trade accounts, *payroll*, and warranty claims.

- Liability under law or regulation, including all Environmental Liabilities.

- Tax, penalties, interest, or any similar liability of any kind, be it personal or corporate income tax; Social Security; Medicare; Medicaid; unemployment compensation; property tax of any kind for the Jack County Property, be it Real Estate, Major Tangible Assets, or personalty. In this regard, the Seller will file, or cause to be filed, with the appropriate taxing authorities all returns and reports relating to taxes of the Seller for any period ending on or before the Effective Date and shall be responsible for all tax returns thereafter for the Seller.

  Liability or claims under any welfare or benefit plan. In particular, but without limitation, Seller shall be solely responsible for paying or otherwise resolving any claims made by any of its employees or former employees under the employee welfare, pension benefit plans, accrued vacations, whether or not the dispute arises before or after the Effective Date.

IV. CLOSING CONDITIONS

Conditions Precedent

The following are specific conditions precedent to final closing and performance under this Agreement:

4.01 **Representations and warranties.** The representations and warranties of Buyer and Seller set forth in this Agreement must be true and correct in all material respects as of the Execution Date and Effective Date.

4.02 **No adverse order or injunction.** There shall not be in effect at the time of the Execution Date or the Effective Date any judgment, decree, or order that prohibits the effectuation of the Agreement.

4.03 **No liens.** There shall be no lien or other cloud on the title on the Jack County Property, not concurrently released at the Closing.

Ordinary Course and Negative Covenant

4.04 **Ordinary Course.** Between the Execution Date and the Closing, Seller shall conduct the business of the Jack County Property only in the ordinary course of business. Seller shall use its best efforts to preserve intact its current business organization, keep available the services of its employees and agents and maintain its relations and good will with suppliers, customers, partners, landowners, interest owners, landlords, creditors, and any others having business relationships with it. Seller will confer with Buyer prior to implementing operational decisions of a material nature. Seller will comply with all legal requirements and contractual obligations applicable to the operations of the Jack County Property. Seller will continue in full force and effect any insurance coverage it has covering the Jack County Property during this time period.

4.05 **Negative Covenant.** Between the Execution Date and the Effective Date, Seller shall not, without the prior written consent of Buyer take any affirmative action or fail to take any reasonable action within its control that would significantly diminish any portion of the Jack County Property. For purpose of this provision "significantly diminish" shall be considered to be diminution of value of greater than twenty percent (20.0%).

V. CONSIDERATION AND TRANSACTION(S)

In reliance upon the representations, warranties, and other covenants in this Agreement, the Parties agree that final closing of the transaction will occur as follows:

5.01 **Execution and Escrow Deposit.** On or before the Execution Date, Buyer and Seller will execute this Agreement. For the purpose of securing the performance of Buyer under the terms and provisions of this Agreement, Buyer shall deliver to Spiller Abstract Company, Inc., as escrow agent without liability, the Escrow Deposit.

5.02 **Escrow Deposit Applied to Purchase Price.** The Escrow Deposit shall be held pursuant to the provisions of Paragraph VIII. If at Closing all conditions precedent to Closing have been satisfied, then the Escrow Deposit shall be paid over to Seller and applied to Purchase Price.

5.03 **Jack County Property.** On or before the Closing Date, Seller will sell, convey, assign, transfer, and deliver to Buyer, and Buyer will purchase and accept the transfer of, all of the right, title, and interest of Seller in the Jack County Property, free and clear and any lien, mortgage, or other encumbrance.

5.04 **Cash.** On or before the Closing Date, Buyer will pay to Seller the Purchase Price payable by wire-transfer to Spiller Abstract Company, Inc. Escrow as Settlement Agent (or as agreed by the Parties) for distribution as Seller may direct. At Closing, Buyer shall direct the Settlement Agent to pay the Escrow Deposit to Seller and Seller shall receive credit toward the Purchase Price for payment of the Escrow Deposit.

5.05 **Execution of Documents.** At the Closing, Seller shall execute, acknowledge and deliver to Buyer the Warranty Deed(s), the Assignment and the Bill of Sale in the form attached hereto as Exhibit "A", Exhibit "B" and Exhibit "C", respectively.

5.06 **Effectiveness of Closing.** Upon Closing, the transfer of the Jack County Property becomes effective as to runs of oil and gas deliveries as of 7:00 a.m., Central Time on May 1, 2006, the Effective Date.

5.07 **Title Insurance.** Buyer will purchase title insurance (owner and/or mortgagee title insurance policy) for the Real Estate purchased from Spiller Abstract Company, Inc.

5.08 **Allocation.** The allocation of the total Purchase Price for the Real Estate shall be $200,000 for the house and 35 acre tract and $45,000.00 for the 15 acre tract.

5.09 **Transaction and Closing Expenses.** Seller agrees to pay for the Deed, Assignments, Bill of Sale, 1099, one-half fee due Settlement Agent, one-half escrow fee due Settlement Agent, and any and all releases of liens or judgments against the Jack County Property. Buyer agrees to pay for any mortgage to be placed on the Jack County Property together with owner's title policy, mortgagee's title policy (if necessary), one-half fee due Settlement Agent, one-half escrow fee due Settlement Agent, and all recording fees, except for any releases of liens or judgments which might be necessary to clear title to the Jack County Property and the recording of such releases.

5.10 **Ad valorem tax proration.** Seller shall pay, at Closing, all ad valorem taxes due for previous years through December 31, 2005. Buyer shall be responsible for payment of all ad valorem taxes due on the Jack County Property for the 2006 and future tax years. There shall be no proration of taxes for 2006.

VI. OTHER TERMS AND CONDITIONS

6.01 **Operator and Operation.** Buyer shall become the operator of the Jack County Property at Closing, at which time all Form P-4's naming Buyer or its agent as Operator and replacing Catlin Oil Company, shall be filed with the appropriate agency with the State of Texas. Buyer shall provide evidence of said transfer and filings (or the proper filing thereof) within ten (10) days of Closing. Failure to provide such evidence of transfer and filing shall entitle Seller to liquidated damages from Buyer in the amount of One Thousand Dollars ($1,000.00) per day for each and every day after the deadline provided herein. In addition, Seller shall be entitled to all costs and attorney's fees associated with obtaining said liquidated damages.

However, the Parties agree that if because of rulings, regulations, or delays caused by the State of Texas or its agencies, no fine shall be payable by Buyer if Buyer has taken all steps to make the proper transfer. In the instance that the operation of the Leases may not be immediately transferred to Buyer, Seller will cooperate with Buyer to the extent necessary to continue operation of the Leases until the transfer may be legally finalized. Such cooperation shall in no way alter the indemnifications, representations and warranties contained in this Agreement.

6.02 **Post-Execution and Post-Effective Date cooperation.** Each Party agrees to assist the other Party in the preparation and execution of all documents or instruments that become necessary to effectuate this Agreement, including, but not limited to, bills of sale, transfers of title, releases of deeds of trusts or liens, assumed name certificates, documents needed by the banks, insurance, agents, lawyers, accountants, the IRS, the State of Texas, or any other such persons or entities. Each Party also agrees to assist and supply the other Party all information, documents, or affirmations needed for such purposes.

6.03 **Time and place of execution and closing.** Execution and Closing shall take place at the law offices of Spiller & Spiller, 122 E. Belknap Street, Jacksboro, Texas 76458 on the Execution

Date or such other place and time as the Parties may agree. The Agreement will be closed on the Closing Date. This Agreement will be effective on the Effective Date.

6.04 **Cost incident to the preparation of Agreement.** Except as otherwise expressly provided in this Agreement, each of the Parties shall pay, without right of reimbursement from the other, all costs incurred by it incident to the preparation, execution and delivery of this Agreement, whether or not the transactions contemplated by this Agreement are consummated, including, without limitation, fees and disbursements of legal counsel, accountants and consultants employed by the respective parties in connection with the transactions contemplated by this Agreement.

VII. MISCELLANEOUS

7.01 **Jurisdiction.** The Parties agree that the laws of the State of Texas shall wholly control and govern this Agreement, the Agreement's validity and interpretation, and the duties, performance, and obligations of the Parties hereto, without reference to the laws of any other State or jurisdiction and without regard to the principles of conflicts of laws. This Agreement was negotiated, made, executed, and will be performed (in whole or in part) in Jack County, Texas. The Parties fully, personally, and voluntarily consent to the jurisdiction of the Courts of the State of Texas (State or Federal) for any and all disputes, conflicts, or claims related to or arising under or from this Agreement and/or the Parties' performance of or under the Agreement. Therefore, the Parties agree that the State or Federal courts of Texas shall have exclusive jurisdiction over any and all disputes, conflicts, or claims related to or arising under or from this Agreement and/or the Parties' performance of or under the Agreement. The Parties further agree that the State or Federal courts of Jack County will be the exclusive venue for any and all disputes, conflicts, or claims related to or arising from or under this Agreement and/or the Parties' performance of or under the Agreement.

7.02 **Access to Counsel.** All Parties to this Agreement have had access to counsel and an opportunity to read, review, and revise this Agreement. This Agreement is the result of the joint efforts of the Parties and their counsel. Therefore, the Parties agree that this Agreement, and any given provision of it, should not be construed against any Party.

7.03 **Invalidity of Provisions.** If any provision of this Agreement is, or may be held by a court of competent jurisdiction to be, invalid, void, voidable, or unenforceable, the remaining provisions shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way. The court invalidating a provision shall give the provision the greatest effect allowed by law to effectuate its original intent. If such effectuation is not possible, the court should then modify or delete only that portion of the provision only as required, and in such a manner as, to best effectuate the provision's original intent.

7.04 **Binding Agreement.** The Agreement shall continue and shall be binding upon the Parties and their heirs, successors, and assigns and shall inure to the benefit of the Parties and their heirs, successors, and assigns.

7.05 **Time of the Essence.** Time is of the essence of this Agreement.

7.06 **Entire Agreement.** This Agreement represents the entire agreement of the Parties and supersedes all prior written or oral agreements. The terms are contractual and not mere recitals.

7.07 **Amendment.** This Agreement may not be amended, altered, modified, or changed in any way except in a writing signed by all the Parties specifically referencing this Agreement.

7.08 **Counterparts.** This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for all Buyer and Seller to sign the same counterpart.

7.09 **Headings and Titles.** It is understood and agreed that any Headings, Titles or other formatting is designed to aid the parties in locating and organizing this Agreement. However, these Headings and Titles shall not alter the nature of the Agreement and are not a part of the Agreement.

7.10 **Mediation.** It is understood and agreed that any claim or controversy arising out of this Agreement that cannot be resolved by direct negotiation will be mediated as provided in Chapter 154 of the Texas Civil Practice and Remedies Code.

7.11 **No Waiver of Rights.** No delay on the part of either Buyer or Seller in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either Buyer or Seller of any right, power, or privilege operate as a waiver of any other right, power, or privilege hereunder, nor shall any single or partial exercise of any right, power, or privilege preclude the strict exercise of that, or any other, right, power, or privilege.

7.12 **Notices.** All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified, or express mail to the addresses set forth below, or to such other address or addresses as a Party shall furnish to the other in writing:

If to Seller:	If to Buyer:
Catlin Oil Company P.O. Box 277 Jacksboro, TX 76458	Texas Energy, Inc. 892 Medlan Chapel Rd. Graham, Texas 76450

VIII. TERMINATION

8.01 **Events of Termination.** By notice given prior to or at the Closing Date, subject to Sections 8.02 – 8.06, this Agreement may be terminated as follows:

8.01.01 by Buyer if a material breach of any provision of this Agreement has been committed by Seller and such breach has not been waived by Buyer;

8.01.02 by Seller if a material breach of any provision of this Agreement has been committed by Buyer and such breach has not been waived by Seller;

8.01.03 by the opposite Party if it becomes impossible for the conditions precedent listed in Section IV to occur, or the same do not occur prior to the Closing Date.

8.01.04 by mutual consent of Buyer and Seller.

8.02 **Effect of termination.** Each party's right of termination under Section 8.01 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 8.01, all obligations of the Parties under this Agreement will terminate, except that the obligations of the Parties in this Section 8.02 will survive, provided, however, that, if this Agreement is terminated because of a breach of this Agreement by the nonterminating Party or because one or more of the conditions of the terminating Party's obligations under this Agreement is not satisfied as a result of the Party's failure to comply with its obligations under this Agreement, the terminating Party's right to pursue all legal remedies will survive such termination unimpaired.

8.03 **Default by Seller.** If Buyer terminates this Agreement pursuant to Sections 8.01.01 and/or 8.0103, prior to or on the Closing Date, the Settlement Agent shall return the Escrow Deposit to the Buyer.

8.04 **Default by Buyer.** If Seller terminates this Agreement pursuant to Sections 8.01.02 and/or 8.01.03, prior to or on the Closing Date, including if Buyer is unable or unwilling to perform its obligations on the Closing Date, the Settlement Agent shall transfer to Seller that portion of the Escrow Deposit being One Thousand Dollars ($1,000.00) for each calendar day that has passed from Execution until Seller has received actual notice of Buyer's default. For purposes of this provision the Execution date shall be considered one calendar day and any portion of a calendar day thereafter shall be considered a full calendar day.

> ***For purposes of Example:*** *If Buyer determines on April 30th that Buyer is no longer willing to purchase the Jack County Property, Buyer may provide notice of default to Seller that day. Seller may thereafter terminate this Agreement and be entitled to receive $19,000.00 of the Escrow Deposit. Buyer would be entitled to a return of the remaining $81,000.00 of the Escrow Deposit.*

8.05 **Mutual Termination.** If this Agreement is terminated pursuant to Section 8.01.04, Seller and Buyer shall have no further obligations or liabilities to the other hereunder and the Settlement Agent shall promptly thereafter return the Escrow Deposit to Buyer.

8.06 **Instructions to Settlement Agent.** The parties shall indemnify and hold Settlement Agent harmless for its actions in accepting, maintaining and/or disbursing the Escrow Deposit in accordance with this Agreement. Settlement Agent may, but is not required to, obtain written authorization from the Parties prior to the transfer or any portion or all of the Escrow Deposit to Buyer or Seller pursuant to this Agreement. If a disagreement arises as to the ownership, payment, return, or transfer of the Escrow Deposit, Settlement Agent may file an Interplead the funds and receive all benefits allowed by law in connection therewith, including, without limitation payment of costs and attorney's fees.

SIGNED and AGREED as of the Execution Date:

SELLER:

Catlin Oil Company

Virginia Catlin

By: ~~Randy Catlin~~, President
Virginia Catlin

Virginia Catlin

Virginia Catlin, Independently and as Independent Executor of the Estate of Carl Catlin, Deceased

Randy Catlin

Randy Catlin, Individually

BUYER:

Texas Energy, Inc.

Candace Ann McDermott

By:

Seller's Acknowledgment

STATE OF TEXAS §
§
COUNTY OF JACK §

BEFORE ME, the undersigned notary public, on this day personally appeared Randy Catlin, Individually and as President of Catlin Oil Company known to me to be that person, and acknowledged to me that he read and understood this Agreement, that the representation he made herein are true and correct, and that he executed this Agreement for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12 day of April, A.D. 2006.

SCOTT A SPILLER
NOTARY PUBLIC
STATE OF TEXAS
My Commission Expires 09-17-2006

Notary Public in and for the State of Texas

STATE OF TEXAS §
§
COUNTY OF JACK §

BEFORE ME, the undersigned notary public, on this day personally appeared Virginia Catlin, Individually and as Independent Executor of the Estate of Carl Catlin, Deceased known to me to be that person, and acknowledged to me that she read and understood this Agreement, that the representation she made herein are true and correct, and that she executed this Agreement for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12 day of April, A.D. 2006.

SCOTT A SPILLER
NOTARY PUBLIC
STATE OF TEXAS
My Commission Expires 09-17-2006

Notary Public in and for the State of Texas

Buyer's Acknowledgment

STATE OF TEXAS §
§
COUNTY OF JACK §

BEFORE ME, the undersigned notary public, on this day personally appeared [illegible], President of Texas Energy, Inc., known to me to be that person, and acknowledged to me that he read and understood this Agreement, that the representations he made herein are true and correct, and that he executed this Agreement for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12 day of April, A.D. 2006.

SCOTT A SPILLER
NOTARY PUBLIC
STATE OF TEXAS
My Commission Expires 09-17-2006

Notary Public in and for the State of Texas

EXHIBIT "A"

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

WARRANTY DEED

STATE OF TEXAS	§	**Know All Men By These Presents:**
COUNTY OF JACK	§	

Date: May 23, 2006

Grantor: Virginia Catlin, Independently and as Independent Executor of the Estate of Carl Catlin, Deceased

Grantor's Mailing Address: P.O. Box 277, Jacksboro, TX 76458

Grantee: Texas Energy, Inc.

Grantee's Mailing Address: 892 Medlan Chapel Rd., Graham, Texas 76450

Consideration:

The sum of Ten Dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

Property (including any improvements):

<u>Tract No. 1</u>

Tract of land containing 15.00 acres in the D. D. Bruton Survey, Abstract No. 1671, Jack County, Texas, being a part of the tract conveyed to Carl Catlin recorded in Volume 492, Page 430, Deed Records of Jack County, Texas and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found at a fence corner being the most easterly northeast corner of the said Catlin Tract and the northwest corner of the D. L. Johnson Tract recorded in Volume 66, Page 517, Deed Records of Jack County on the south line of the Linda Carol Denton Tract recorded in Volume 573, Page 356, Deed Records of Jack County;

THENCE South 00 degrees 04 minutes 01 seconds East for a distance of 370.25 feet to a 2 inch cap on a 5/8 inch iron rod set on the east line of the said Catlin Tract and on the west line of the said Johnson tract;

THENCE South 89 degrees 22 minutes 57 seconds West for a distance of 1271.51 feet to a 2 inch cap on a 5/8 inch iron rod set in Salt Creek Road (gravel county road) on the east line of the Elbert Ray Swan Tract;

THENCE along the said road and the east line of the said Swan Tract,

North 12 degrees 33 minutes 45 seconds West for a distance of 42.36 feet a 2 inch cap on a 5/8 inch iron rod set,

North 09 degrees 10 minutes 30 seconds East for a distance of 163.28 feet a 2 inch cap on a 5/8 inch iron rod set,

North 34 degrees 11 minutes 58 seconds East for a distance of 164.04 feet a 2 inch cap on a 5/8 inch iron rod set and

North 36 degrees 03 minutes 58 seconds East for a distance of 973.86 feet a 2 inch cap on a 5/8 inch iron rod set being the north corner of the said Catlin Tract and a corner of the said Denton Tract on the southeast line of the Elbert Ray Swan Tract recorded in Volume 491, Page 611, Deed Records of Jack County, Texas;

THENCE leaving said road, South 01 degrees 57 minutes 45 seconds West for a distance of 748.52 feet to a 60d nail found in a rock mound being the ell corner of the said Catlin Tract and the southwest corner of the said Denton Tract from which a fence corner bears, North 39 degrees 39 minutes East 23 feet;

THENCE North 89 degrees 22 minutes 57 seconds East for a distance of 614.32 feet to the PLACE OF BEGINNING.

<u>Tract No. 2</u>

Tract of land containing 32.01 acres in the D. D. Bruton Survey, Abstract No. 1671 and the J. N. Jonas Survey, Abstract No. 1792, Jack County, Texas, being a part of the tracts conveyed to Carl Catlin recorded in Volume 489, Page 44 and Volume 492, Page 430, Deed Records of Jack County, Texas and being more particularly described as follows:

BEGINNING at a 2 inch cap on a 5/8 inch iron rod set on the east line of the said Catlin Tracts and on the west line of the D. L. Johnson Tract recorded in Volume 66, Page 517, Deed Records of Jack County, being South 00 degrees 04 minutes 01 seconds East 370.25 feet from the most easterly northeast corner of the said Catlin Tract;

THENCE South 00 degrees 04 minutes 01 seconds East for a distance of 1278.43 feet to a 3/8 inch iron rod found at a fence corner being the southeast corner of the said Catlin Tracts and the northeast corner of the Charlie Johnson Tract recorded in Volume 517, page 638, Deed Records of Jack County, Texas;

THENCE South 89 degrees 35 minutes 11 seconds West for a distance of 834.61 feet to an unmarked corner in Salt Creek Road (gravel county road) being the southwest corner of the said Catlin Tracts and the northwest corner of the said Charlie Johnson Tract on the east line of the Timothy R. Mann Tract recorded in Volume 535, Page 146, Deed Records of Jack County from which a 3/8 inch iron rod found on the east line fo the said road bears, North 89 degrees 35 minutes 11 seconds East 15.56 feet;

THENCE along the said road on the east line of the said Mann Tract and the Elmer Bruce Withers Tract recorded in Volume 426, Page 216, Deed Records of Jack County,

North 09 degrees 05 minutes 24 seconds West for a distance of 95.69 feet a 2 inch cap on a 5/8 inch iron rod set,

EXHIBIT "A"

North 19 degrees 14 minutes 37 seconds West for a distance of 92.76 feet a 2 inch cap on a 5/8 inch iron rod set,

North 35 degrees 53 minutes 07 seconds West for a distance of 69.47 feet a 2 inch cap on a 5/8 inch iron rod set,

North 40 degrees 28 minutes 25 seconds West for a distance of 218.78 feet a 2 inch cap on a 5/8 inch iron rod set,

North 22 degrees 51 minutes 46 seconds West for a distance of 92.50 feet a 2 inch cap on a 5/8 inch iron rod set and North 12 degrees 33 minutes 45 seconds West for a distance of 799.89 feet a 2 inch cap on a 5/8 inch iron rod set;

THENCE leaving the said road, North 89 degrees 22 minutes 57 seconds East for a distance of 1271.51 feet to the PLACE OF BEGINNING.

Reservations from Conveyance:

Grantor reserves unto Grantor, Grantor's heirs and assigns, all of Grantor's interest in the OIL, GAS, OTHER MINERALS AND MINERAL RIGHTS in, under and to the Property, including the right of ingress and egress at all times for the purpose of developing and producing the oil, gas and other minerals.

Exceptions to Conveyance and Warranty:

Liens described as part of the Consideration and any other liens described in this deed as being either assumed or subject to which title is taken; validly existing easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded and validly existing restrictions, reservations, covenants, conditions, oil and gas leases, mineral interests, and water interests outstanding in persons other than Grantor, and other instruments, other than conveyances of the surface fee estate, that affect the Property; validly existing rights of adjoining owners in any walls and fences situated on a common boundary; any discrepancies, conflicts, or shortages in area or boundary lines; any encroachments or overlapping of improvements; all rights, obligations, and other matters arising from and existing by reason of the Jack County Water Control & Improvement District; and taxes for 2006, which Grantee assumes and agrees to pay, and subsequent assessments for that and prior years due to change in land usage, ownership, or both, the payment of which Grantee assumes/but not subsequent assessments for that and prior years due to change in land usage, ownership, or both, the payment of which Grantor assumes.

This conveyance is made and accepted SUBJECT TO any and all restrictions, covenants, conditions, easements, prior mineral conveyances and reservations, if any, relating to the above-described property, but only to the extent they are still in effect.

EXHIBIT "A"

Grantor, for the consideration and subject to the Reservations from Conveyance and the Exceptions to Conveyance and Warranty, grants, sells, and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors, or assigns forever. Grantor hereby binds Grantor and Grantor's heirs, executors, administrators, and successors to warrant and forever defend all and singular the Property to Grantee and Grantee's heirs, executors, administrators, successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the Reservations from Conveyance and the Exceptions to Conveyance and Warranty.

When the context requires, singular nouns and pronouns include the plural.

____
Virginia Catlin,
Independently and as
Independent Executor of the
Estate of Carl Catlin, Deceased

(Acknowledgment)

STATE OF TEXAS
COUNTY OF JACK

This instrument was acknowledged before me on the _____ day of ________________, 2006, by Virginia Catlin, Independently and as Independent Executor of the Estate of Carl Catlin, Deceased

____
Notary Public, State of Texas

AFTER RECORDING RETURN TO:

PREPARED IN THE LAW OFFICE OF:

SPILLER & SPILLER
122 EAST BELKNAP
P.O. BOX 447
JACKSBORO, TEXAS 76458
(940) 567-6644

EXHIBIT "B"
ASSIGNMENT

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

THE STATE OF TEXAS,	§	**Know All Men By These Presents:**
	§	
COUNTIES OF JACK	§	

Effective Date: May 1, 2006

Execution Date: ____________

Assignor:

Virginia Catlin

Randy Catlin

Virginia Catlin, as Independent Executor of the Estate of Carl Catlin, Deceased

Catlin Oil Company, a Texas Corporation

Assignor's Mailing Address:

P.O. Box 277
Jacksboro, TX 76458

Assignee: Texas Energy, Inc.

Assignee's Mailing Address:

892 Medlan Chapel Rd.
Graham, Texas 76450

Consideration:

Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

Property:

All of Assignor's Interest in the following-described Oil and Gas Leases, rights and interests:

1. All of Assignor's right, title and interest in and to the Oil and Gas Leases, described on Exhibit "A" (including any ratifications and amendments thereto, whether or not specifically described on Exhibit "A"), which is attached hereto and incorporated herein for all purposes; and

EXHIBIT "B"
ASSIGNMENT

2. All of Assignor's right, title and interest in and to any and all interests in Oil and Gas Leases, held by Assignor within the Jack County, Texas (including any ratifications and amendments thereto); and

3. All of Assignor's right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) in and to the Oil, Gas and Other Minerals, in and under or that may be produced form the lands described on Exhibit "A" hereto or in the Oil and Gas Leases or other instruments described on Exhibit "A" hereto; and

4. All of Assignor's right, title and interest in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations, designations, and/or orders (including, without limitation, those described on Exhibit "A" hereto) and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of a federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the above-described Property; and

5. All of Assignor's right, title and interest in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to the above-described Property; and

6. All of Assignor's right, title and interest in and to all materials, supplies, machinery, equipment, improvements, and other personal property and fixtures, (including, but not limited to: all wells, wellhead equipment, pumping unites, flow-lines, tanks, buildings, compressors, saltwater disposal facilities, injection facilities, compression facilities, gathering systems, and other equipment) used in connection with the exploration, development, operation or maintenance of the above-described Property and in and to all permits and licenses including, without limitation, all environmental and other governmental permits, licenses and authorizations), rights of way, easements, and other rights of surface use and other rights and interests used in connection with the exploration, development, operation or maintenance of the above-described Property.

Reservations from Assignment:

Assignor reserves and retains all rights and responsibilities related to the income from the Property and the payment of all Royalty payments related to the Property and accruing prior to the Effective Date. In addition, Assignor shall remain responsible for all payments related to the Leases and payable to any State or Federal Governmental Agency accruing prior to the Effective Date.

Exceptions to Assignment:

This Assignment is made and accepted SUBJECT to all royalties, overrides, production payments and other burdens that may appear of record against the above-described property.

This Assignment is intended to convey only working interests in Oil and Gas Leases held by Assignor. This Assignment is not intended to convey any Royalty or Mineral Interests held by Assignor.

EXHIBIT "B"
ASSIGNMENT

Assignor, for the Consideration and subject to the Reservations from Assignment and Exceptions to Assignment, assigns, grants, sells, transfers and conveys to Assignee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Assignee and Assignee's heirs, devisees, personal representatives, successors, and assigns forever, WITHOUT EXPRESS OR IMPLIED WARRANTY.

FURTHERMORE, Assignor and Assignee hereby agree as follows:

1. Assignee agrees by accepting this Assignment, to assume responsibility for the well bores and the risk, cost and expense of future operations, including plugging and abandoning the well bores. Assignee agrees for himself, his heirs and assigns, that it shall, in a timely and good and workmanlike manner, and at this sole risk and expense, properly plug and abandon the above described wells and promptly thereafter remove all the Property (including personal property) from the premises and restore the surface around the well to its natural condition, all in accordance with the terms of the applicable leases and the rules and regulations of any governmental agency of authority having jurisdiction thereof.

2. Assignee, for itself, its heirs and assigns, shall indemnify, defend, and hold Assignor, her agents and employees harmless from and against any and all loss, cost, expense, and claims for damages of every kind and character to persons or property arising out of, or in connection with, the operations conducted by Assignee.

3. Except as specifically stated in this Assignment, Assignor hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present, or future, as to, or concerning (I) the nature and condition of the Property, (II) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon, the nature and extent of any right-of-way, lease lien, encumbrance, license, reservation, condition or otherwise, and (III) the compliance of the Property with any laws, rules, ordinances or regulations of any government or other body.

4. This Assignment is made on an "AS IS" basis, and Assignee expressly acknowledges, warrants, and represents to Assignor that no representations have been made by Assignor, its agents, or employees in order to induce Assignee to enter into this Assignment other than as expressly stated herein.

5. Assignor and Assignee hereby agree to execute any document reasonably necessary to effectuate this transaction. Said documents may include a clarification of legal descriptions, property descriptions, and/or personal property descriptions.

EXHIBIT "B"
ASSIGNMENT

When the context requires, singular nouns and pronouns include the plural.

IN WITNESS WHEREOF this Assignment has been MADE, ACCEPTED and EXECUTED on the ______ day of   , 2006, but is effective as to runs of oil and deliveries of gas as of 7:00 a.m. Central Time on May 1, 2006.

ASSIGNOR:

Catlin Oil Company

____
By: Randy Catlin, President

____
Virginia Catlin, Independently and as
Independent Executor of the
Estate of Carl Catlin, Deceased

____
Randy Catlin, Indiidually

ASSIGNEE:

Texas Energy, Inc.

____
By:

This document was prepared based on information provided by the parties. No independent title search or title opinion was provided.

EXHIBIT "B"
ASSIGNMENT

(Acknowledgments)

THE STATE OF TEXAS

COUNTY OF ______________

BEFORE ME, the undersigned authority, on this day personally appeared ______________, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

____
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS

COUNTY OF ______________

BEFORE ME, the undersigned authority, on this day personally appeared ______________, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

____
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS

COUNTY OF ______________

BEFORE ME, the undersigned authority, on this day personally appeared ______________, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

____
NOTARY PUBLIC, STATE OF TEXAS

EXHIBIT "B"
ASSIGNMENT

EXHIBIT "A"

Exhibit to Assignment of Oil and Gas Leases
Dated May 23, 2006, Effective May 1, 2006 from
Catlin Oil Company, et al as Assignor to
Texas Energy, Inc., as Assignee

1. **BEGGS, W. A.**

Oil and Gas Mining Lease dated February 5, 1953 between Tempe E. Queen, Individually and as Independent Executrix under the Will of Nolan Queen, Deceased, Lessor and W. N. Price & Jack Blair, Lessee, recorded in Volume 176, Page 233, Deed Records of Jack County, Texas.

2. **BEGGS, W. B.**

Oil and Gas Lease dated November 27, 1962, between Wilmer B. Beggs, et al, Lessor and Cecil Catlin and G. T. Woodard, Lessee, recorded in Volume 264, Page 299, Deed Records of Jack County, Texas.

3. **MCCONNELL LEASE**

Eight (8) Oil and Gas Leases dated from between October 4, 1983 to November 22, 1983 from various Lessors to ForBase Energy, Lessee, recorded in Volume 468, Page 623 to 633 and Volume 471, Page 68-70, Deed Records, Jack County, Texas.

4. **ANNA KINDER LEASE**

A. **Acreage**

Sec. 2, S. P. R. R. Co. Survey, Abstract No. 1411

B. Lease

RRC #16594

5. WADE, R. E. LEASE

A. **Lease**

RRC # 151150

Twelve (12) Leases from various Lessors to Mike Maxwell, d/b/a Maxwell Oil & Gas Properties, Lessee. Said Leases being recorded in Jack County, Texas.

Oil and Gas Lease dated July 5, 1985, between R. E. Boley L. E. Boley and L. S. Boley, Lessor and Carl Catlin, Lessee, recorded in Volume 501, Page 718, Deed Records of Jack County, Texas.

EXHIBIT "B"
ASSIGNMENT

6. MATLOCK LEASE

RRC # 147131
Lease – 26212

Oil and Gas Lease dated February 11, 1986, between G A D Properties, Lessor and Carl Catlin, Lessee, recorded in Volume 511, Page 280, Deed Records of Jack County, Texas.

Oil and Gas Lease dated February 11, 1986, between R D Royalty Company, Lessor and Carl Catlin, Lessee, recorded in Volume 511, Page 278, Deed Records of Jack County, Texas.

Oil and Gas Lease dated January 17, 1986, between Ella Jean Epperson, Sarah Elwanda Singleton, Clarence Raymond Matlock, and John Wayne Matlock, Lessor and Carl Catlin, Lessee, recorded in Volume 510, Page 974, Deed Records of Jack County, Texas.

7. DIBRELL

RRC # 110090
RRC # 113525

Various Oil and Gas Leases executed to ForBase Energy and H. Ray Cash, recorded in Jack County, Texas.

Oil and Gas Lease dated June 7, 1984, between Eva J. Hamman, Lessor and Carl Catlin Oil Company, Lessee, recorded in Volume 479, Page 948, Deed Records of Jack County, Texas.

8. WOODS – A. LEASE

RRC # 115026
RRC # 111370

Oil and Gas Lease dated April 20, 1984, between Berkely L. Hathorne, Devisee under the Will of Alpha Kee Hathorne, Deceased, as Lessor, and H. Ray Cash, Lessee, recorded in Volume 476, Page 401, Deed Records of Jack County, Texas.

9. WOODS – B.

RRC # 111371

Oil and Gas Lease dated April 20, 1984, between Berkely L. Hathorne, Devisee under the Will of Alpha Kee Hathorne, Deceased, as Lessor and H. Ray Cash, as Lessee, recorded in Volume 476, Page 397, Deed Records of Jack County, Texas.

10. MATHIS – A.

Oil & Gas Lease dated October 6, 1939, between W. R. Mathis, et al to S. K. Roach, recorded in Volume E-70, Page 443, Miscellaneous Records of Jack County, Texas.

EXHIBIT "B"
ASSIGNMENT

11. MATHIS # 1

RRC # 26385

Oil and Gas Lease dated October 18, 1939, between W. R. Mathis and S. K. Roach, recorded in Volume E70, Page 413, Miscellaneous Records of Jack County, Texas.

12. JOHNSON-BRUTON

RRC #25296

Seventeen (17) Leases, from various Lessors to E. Carter Bills, II, Trustee, all dated between September 21, 1982 and October 16, 1984. All of said Leases being recorded in the Deed Records of Jack County, Texas.

13. LEACH (PERCO)

Lease – 26536

Oil and Gas Lease dated October 27, 1986, by and between Damon B. Leach, Ann Powell and Roy N. Leach, Lessor and Carl Catlin, Lessee, recorded in Volume 521, Page 904, Deed Records of Jack County, Texas.

14. LEACH (CATLIN)

Lease – 03522

15. WALKER LEASE

RRC # 117452

Thirty-five (35) Oil and Gas Leases from various Lessors to H. Ray Cash, Lessee, recorded in Jack County, Texas.

16. KINDER – A

RRC # 120022

Oil and Gas Lease dated December 2, 1983, between William Hoy Kinder, et al, Lessor and Carl Catlin, Lessee, recorded in Volume 478, Page 151, Deed Records of Jack County, Texas.

17. KINDER – B

Oil and Gas Lease dated December 2, 1983, between William Hoy Kinder, et al, Lessor and Carl Catlin, Lessee, recorded in Volume 478, Page 147, Deed Records of Jack County, Texas.

18. DUERSON (EICHLER) LEASE

Oil and Gas Lease dated March 17, 1956, between Leslie Duerson, et al, Lessor and Leatherwood Drilling Company, Lessee, recorded in Volume 199, Page 601, Deed Records of Jack County, Texas.

19. DUERSON, L.

RRC # 112093

Oil and Gas Lease dated April 2, 1973, between Lucille Duerson, et al and Petroleum Resources, Inc., recorded in Volume 338, Page 740, Deed Records of Jack County, Texas.

Oil and Gas Lease dated April 2, 1973, between Lucille Duerson, et al and Petroleum Resources, Inc., recorded in Volume 338, Page 595, Deed Records of Jack County, Texas.

20. HATFIELD LEASE

RRC # 27247

21. MAXWELL – B

RRC # 926194 (26194)

Oil, Gas and Mineral Lease dated July 20, 1983, executed by and between Cecil Derrick and Hazel Derrick, Lessors, to Mike Maxwell, d/b/a Maxwell Oil and Gas Properties, Lessee, Recorded in Volume 461, Page 984, Deed Records of Jack County, Texas.

22. FRANK LEASE

RRC #24564

Oil and Gas Lease dated July 14, 1982, between John Wesley Frank, Lessor and Western Chief Oil and Gas Company, Lessee, recorded in Volume 444, Page 97, Deed Records of Jack County, Texas.

Oil and Gas Lease dated July 6, 1982, between H. M. Bettis, et al, as Lessor and Western Chief Oil and Gas Company, Lessee, recorded in Volume 444, Page 90, Deed Records of Jack County, Texas.

23. SWAN, J. W. LEASE

RRC # 121188

Oil, Gas and Mineral Lease dated December 15, 1983, between J. W. Swan and wife, Eula Mae Swan, et al as Lessor and Western Chief Oil & Gas Company, as Lessee, recorded in Volume 474, Page 30, Deed Records of Jack County, Texas.

EXHIBIT "B"
ASSIGNMENT

24. ELLIS LEASE

RRC # 147135

Oil and Gas Lease dated August 15, 1979, between D. G. Ellis, Individually and as Agent and Attorney-in-Fact, et al, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 187, Deed Records of Jack County, Texas.

Oil and Gas Lease dated August 15, 1979, between Lee Spiller, Individually and as Independent Executrix, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 185, Deed Records of Jack County, Texas.

Oil and Gas Lease dated August 15, 1979, between H. M. Bettis, Inc., et al, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 182, Deed Records of Jack County, Texas.

Oil and Gas Lease dated August 15, 1979, between Laymans Home Missionary Movement, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 180, Deed Records of Jack County, Texas.

25. ELLIS, D. G.

RRC # 20556

Oil and Gas Lease dated August 15, 1979, between D. G. Ellis, Individually and as Agent and Attorney-in-Fact, et al, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 187, Deed Records of Jack County, Texas.

Oil and Gas Lease dated August 15, 1979, between Lee Spiller, Individually and as Independent Executrix, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 185, Deed Records of Jack County, Texas.

Oil and Gas Lease dated August 15, 1979, between H. M. Bettis, Inc., et al, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 182, Deed Records of Jack County, Texas.

Oil and Gas Lease dated August 15, 1979, between Laymans Home Missionary Movement, as Lessor and Quest Petroleum, Inc., as Lessee, recorded in Volume 401, Page 180, Deed Records of Jack County, Texas.

26. SMITH, B. A. LEASE

RRC # 03549

Oil and Gas Lease dated , between B. A. Smith and Lora Smith, Lessor and W. N. Price and Jack N. Blair, Lessee, recorded in Volume 176, Page 225, Deed Records of Jack County, Texas.

27. JONAS HEIRS LEASE

RRC # 120210
RRC # 119507

Numerous and Various Leases

28. BOAZ LEASE

RRC # 25866

Oil and Gas Lease dated April 22, 1983, between C. O. Boaz, et al, as Lessors and Michael B. Huitt, et al, as Lessee, recorded in Volume 458, Page 593, Deed Records of Jack County, Texas.

29. CARNEY, H. LEASE

RRC # 28378 (Well #5)
RRC # 28136 (Well #3)
RRC # 29202 (Well #6)

Oil, Gas and Mineral Lease dated October 8, 1990 between E. H. Carney and wife, Leona Carney, as Lessor and Carl Catlin, Lessee, recorded in Volume 567, Page 492, Deed Records of Jack County, Texas.

30. RUTH LEASE

RRC # 16215
RRC # 121739
RRC # 121740
RRC # 121741
RRC # 121742
RRC # 121743

Oil Gas and Mining Lease dated December 16, 1968, between R. E. Ruth et al, Lessor and Cecil Catlin, Lessee, recorded in Volume 315, Page 537, Deed Records of Jack County, Texas.

Oil, Gas and Mining Lease dated December 16, 1968, between Ernest Roggle Allen, et al, Lessor and Cecil Catlin, Lessee, recorded in Volume 315, Page 534, Deed Records of Jack County, Texas.

31. MCANEAR, C. T. LEASE

RRC # 29032
RRC # 161955
RRC # 30200

Oil and Gas Lease dated July 17, 1981, between Bonnie Robinson, et al, as Lessor and Rudean McClure Davis and Ivan O. Boggess, d/b/a B. & D. Company, as Lessee, recorded in

Volume 427, Page 149 and amended in Volume 441, Page 393, Deed Records of Jack County, Texas.

Oil and Gas Lease dated February 26, 1982, between Reno R. Clayton, as Lessor and Rudean McClure Davis and Ivan O. Boggess, d/b/a B. & D. Company, as Lessee, recorded in Volume 438, Page 386, Deed Records of Jack County, Texas.

32. SUTTON LEASE

RRC # 16347
RRC # 176175

Oil and Gas Lease dated May 15, 1968, between G. H. Blankenship, Inc., as Lessor and Cecil Catlin, Lessee, recorded in Volume 308, Page 531, Deed Records of Jack County, Texas.

Oil and Gas Lease dated May 15, 1968, between M. A. Sherwood, Lessor and Cecil Catlin, Lessee, recorded in Volume , Page , Deed Records of Jack County, Texas.

33. MAXWELL, VIRGIL

RRC # 18756
RRC # 193912

Oil and Gas Lease dated December 30, 1976…

Oil and Gas Lease dated July 12, 1978 between H. M. Bettis, Inc., W. T. Boyle, Norman D. Stovall, Jr., Turnco, Inc., Spencer B. Street, Jr. d/b/a Lancer Minerals and Barbara Leigh Dumble as Lessor and Cecil Catlin and Carl Catlin, Lessee, recorded in Volume 385, Page 414, Deed Records of Jack County, Texas.

34. GIFFORD LEASE

35. JACK COUNTY PIPELINE

Jack County Pipeline – Intrastate Private Gas Pipeline

Permit # 04810
Permitted April 21, 1994

36. MARTIN LEASE

RRC # 111848

BILL OF SALE AND AGREEMENT

THIS BILL OF SALE AND AGREEMENT is made and entered into this May 23, 2006, by and between Virginia Nell Catlin, Randy Catlin, Virginia Nell Catlin, as Independent Executor of the Estate of Carl Catlin, Deceased, and Catlin Oil Company, a Texas Corporation, ("Seller") and between Texas Energy, Inc., ("Buyer"), as follows:

WITNESSETH:

WHEREAS, Seller represent that Seller is the owner of interests in the property and equipment located on the wells listed in Exhibit "A" attached hereto and made a part hereof.

WHEREAS, Buyer desires to acquire, and Seller desires to sell to Buyer, all materials, fixtures, equipment, and other personal property located in, on or appurtenant to said wells and property (hereinafter sometimes referred to as "Said Property");

NOW THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby grant, bargain, sell, transfer, and convey unto Buyer all of materials, fixtures, equipment, and other personal property located in, on or appurtenant to Said Property.

1. Buyer agrees by accepting this Bill of Sale, to assume responsibility for the well bores and the risk, cost and expense of future operations, including plugging and abandoning the well bores. Buyer agrees for himself, his heirs and assigns, that it shall, in a timely and good and workmanlike manner, and at this sole risk and expense, properly plug and abandon the above described wells and promptly thereafter remove all the Said Property from the premises and restore the surface around the well to its natural condition, all in accordance with the terms of the applicable leases and the rules and regulations of any governmental agency of authority having jurisdiction thereof.

2. Buyer, for itself, its heirs and assigns, shall indemnify, defend, and hold Seller, Seller's agents and employees harmless from and against any and all loss, cost, expense, and claims for damages of every kind and character to persons or property arising out of, or in connection with, the operations conducted by Buyer.

3. Except as specifically stated in this contract, Seller hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present, or future, as to, or concerning (I) the nature and condition of Said Property, (II) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon, the nature and extent of any right-of-way, lease lien, encumbrance, license, reservation, condition or otherwise, and (III) the compliance of Said Property with any laws, rules, ordinances or regulations of any government or other body.

4. The conveyance of Said Property as provided for herein is made on an "AS IS" basis, and Buyer expressly acknowledges, warrants, and represents to Seller that no representations have been made by Seller, its agents, or employees in order to induce Buyer to enter into this Bill of Sale and Agreement other than as expressly stated herein.

5. Assignor and Assignee hereby agree to execute any document reasonably necessary to effectuate this transaction. Said documents may include a clarification of legal descriptions, lease descriptions, property descriptions, and/or personal property descriptions.

6. This Assignment is made without warranty of title, express or implied.

7. When the context requires, singular nouns and pronouns include the plural.

THIS INSTRUMENT may be executed in any number of counterparts, each of which shall be considered as an original for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale and Agreement the day year first hereinabove written, but effective as the 1st day of May 2006.

SELLER:

Catlin Oil Company

____
By: Virginia Nell Catlin, President

____
Virginia Nell Catlin, Independently and as
Independent Executor of the
Estate of Carl Catlin, Deceased

____
Randy Catlin, Individually

BUYER:

Texas Energy, Inc.

____
By:

(Acknowledgments)

THE STATE OF TEXAS

COUNTY OF JACK

BEFORE ME, the undersigned authority, on this May 23, 2006, personally appeared Virginia Nell Catlin, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

____
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS

COUNTY OF JACK

BEFORE ME, the undersigned authority, on this May 23, 2006, personally appeared Randy Catlin, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

____
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS

COUNTY OF JACK

BEFORE ME, the undersigned authority, on this May 23, 2006, personally appeared ________________, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, and on behalf of Texas Energy, Inc. in the capacity therein stated.

____
NOTARY PUBLIC, STATE OF TEXAS

EXHIBIT "A"

Single Laydown Drilling Rig

Shop Built Derek on Tandem Axle 1955 Stewart Trailer (#TD10412) (T)

Cardwell Draw Works

Gardner Nenver Mud Pump Mounted on 1980 Shop Made Tandem Axle Trailer (TR145419)(T)

Dog House 1973 Dorsey Trailer (102203) (T)

1957 Neway Drill Pipe Trailer (T2127) (T)

Drill Pipe Trailer (Lic. Plate #X99 974)

Dril Collar Trailer (Lic. Plate #2EY 592)

1988 Mack Well Service Laydown Double Pole Rig

Franks Double Triple Well Service Rig Mounted on Crane Carrier

Ford Backhole Model 0501 1K ID#C247161

Fiat-Allis Dozer 10C ID#10C11 112130 Engine #8365-05

Austin-Western Maintainer ID#M346-13912

Trucks & Trailers

1985 Mack Cement Truck (1M2B120C5FA056557) (T)

1979 Chevy Hole Digger (Auger) (C16DA9V128884) (T)

1994 Kenworth Tank Truck (2XKWD69X7RM614470) (T)

1974 Autocar Winch Truck (W916AAA075193) (T)

1977 Chevy Dump Truck (CCE617V102482) (T)

1967 International Tandem Axle Tractor Winch (559442Y010057) (T)

1973 International 4300 Lowboy Truck Tractor (43747CCA12560) (T)

1977 Fontaine Lowboy Trailer (27955) (T)

1959 Fruehaue Belly Dump Trailer (OM15467) (T)

1952 American 40 Ft. Float Tandem (6375) (T)

1990 Ford F250 Pick-up (1FTEF26Y5LNA43723) (T)

Tank Trailer that goes with Kenworth Truck

Autocar Winch Truck (Lic. Plate #2DK557)

Tank Trailer

1969 White Truck Tractor (719011) (T)

Tandem Axle Hopper Trailer (Cement) (Lic. Plate #875 34Y)

Chevy C-50 (C5539P8A6939)

1990 Ford 250 Pick-up (1FTHX25H7LKB18824) (T)

1969 Chevy C60 Winch (CE639P844128) (T)

1973 International Pump Truck (25947CYB13249) (T)

1978 Chevy C-65 Dump Bed (CCE678V127805) (T)

Compressors

1982 Model Ariel (Shop)

1984 Model Ariel (Shop)

1984 Model Gemini (Shop)

Model Gemini (Martin)

Model JGM-2 ID# F-5043 Ariel Brand (North)

Model JGP-2 ID# F-5073 Ariel Brand (South)

Miscellaneous

All tubing, pipe, connections, and other equipment stored in Jack County Shop and Yard.

Lease Equipment

All equipment owned by Seller on the Leases contemporaneously being assigned from Seller to Buyer, including, but not limited to the following:

Equipment – Leach

Casing Only

Equipment – Leach (Catlin)

2 – 210 Tanks
1 – Insert Pump
Approx. 2900' 2-3/8" Tubing & Rods

Equipment – Anna Kinder

Approx. 500' 2-3/8" Tubing & Packer

Equipment – Johnson-Bruton

None.

Equipment – Frank

Well #1 – Approx. 3000' 2-3/8" Tubing & Packer

Equipment – Walker

Approx. 3000' 2-3/8" Tubing & Packer

Equipment – Maxwell B

None

Equipment – McConnell

2 – 210 Tanks & Walkway
1 – 80 Cabot Unit
1 – 14' Bronze Chrome Insert Pump
Approx. 4200' 2-3/8" Tubing
1 – Stac-pac
1 – Oil Well Gas Motor
1 – 2" Meter Run & Meter
Approx. 4200' Rods

Equipment – J. W. Swan

2 – 210 Tanks & Walkway
1 – 2" Meterrun & Meter
1 Panel Box & Phase Converter
1 – 14' Bronze Chrome Insert Pump
1 – 3 Phase Separator
114 Fox Unit
Approx. 4200' 2-3/8" Rods & Tubing

Equipment – Ruth

3 – 210 Tanks & Walkway
1 –0 Oil & Gas Separator
1 – 3 Phase Separator
1 – 2" Meter Run & Meter

Well #1
- Approx. 2200' 2-7/8" Tubing & Rods

Well #2
- Casing Only

Well #3
- 114 Oil Well Unit
- 1 – Oil Well Gas Motor
- 1 – Quincy Gas Compressor
- 1 – Oil & Gas Separator
- Approx. 4200' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #4 (Inactive)
- 80 Emsco Unit
- 3 – Hurd Porta-Blocks
- Approx. 3600' 2-3/8" Tubing & Packer

Well #5
- 114 Lufkin Unit
- 1 – Oil Well Gas Motor
- Approx. 4200' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #6
- 57 Lufkin Unit
- 1 – Oil Well Gas Motor
- Approx. 3600' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump
- 3 – Hurd Porta-Blocks

Well #7 (Inactive)
- Approx. 3700' 2-3/8" Tubing & Packer
- 1 – Line Heater

Well #8
- 57 Cabot Unit
- 1 – Oil Well Gas Motor
- 1 – Oil & Gas Separator
- Approx. 4400' 2-38" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #9
- 114 American Unit
- Approx. 4200' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump
- 3 – Hurd Porta-Blocks

Well #10
- 114 Oil Well Unit
- Approx. 4200' 2-3/8" Tubing & Rods
- 3 – Hurd Porta-Blocks
- 1 – 14' Bronze Chrome Pump

Well #11
- 57 Cabot Unit
- Approx. 4400' 2-3/8" Tubing & Rods

Equipment – Boaz

2 – 210 Tanks
Well #3
- 1 – Panel Box & Phase Converter
- Bethlehem 57 Pumping Unit & Electric Motor
- Approx. 2900' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

1 – 3 Phase Separator
Well #1
- Cabot 80 Pumping Unit
- Approx. 2900' 2-3/8" Tubing & Rods
- 1 – Tubing Pump

Equipment – Jonas Heirs

2 – 210 Tanks & Walkway
1 – 2" Meter Run & Meter
Well #2
- 80 National Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 4200' 2-3/8" Tubing & Rods
- 1 – Insert Pump

1 – 3 Phase Separator
Well #1 – Casing Only

Equipment – Matlock

2 – 210 Tanks & Walkway
1 – 2" Meter Run & Meter
Bethlehem 80 Unit & Electric Motor
1 – 3 Phase Sparator
1 – Panel Box & Phase Converter
3 – Hurd Porta-Blocks

Equipment – Sutton

2 – 210 Tanks & Walkway
1 – 3 Phase Separator
1 – 2" Meter Run & Meter
Well #2
- 40 American Unit
- Approx. 2900' 2-7/8" Tubing & Rods
- 1 Insert Pump

1 – 210 Water Tank
1 – Gardner-Denver PQ172 Saltwater Pump
Well #1
- 40 Parkersburg Unit
- 1 – Panel Box & Phase Converter
- Approx. 2900' 2-3/8" Tubing & Rods
- 1 Insert Pump

Well #3
- 80 National Unit
- 1 – Panel Box & Phase Converter
- Approx. 4000' 2-3/8" Tubing & Rods
- 1 Insert Pump

Equipment – Wade, R. E.

2 – 210 Tanks & Walkway
1 – Meter Run & Meter
1 – Panel Box & Phase Converter
1 – 14' Bronze Chrome Insert Pump
1 – Oil & Gas Separator
1 – 114 Happy Unit & Electric Motor
Approx. 4000' 2-3/8" Tubing & Rods

Equipment – Mathis #1

2 – 210 Tanks & Walkway
1 – 2" Meter Run
1 – Panel Box & Phase Converter
1 – Insert Pump

1 – Oil & Gas Separator
40 American Unit & Electric Motor
Approx. 2900' 2-3/8" Rods & Tubing

Equipment – B. A. Smith

None

Equipment – Hatfield

40 Chaindrive Unit

Approx. 1900' 2-3/8" Tubing & Rods

Equipment – Maxwell, Virgil

2 – 210 Tanks & Walkway
1 – 2" Meter & Meter Run
1 – 3211 GASO Water Pump & Electric Motor
3 – HURD Porta-Block

1 – 3 Phase Separator
1 – 210 Water Tank
1 – Panel Box & Phase Converter

Well #1
- 40 Emsco Unit – No tail bearing or saddle bearing
  - Approx. 3000' 2-3/8" Tubing
  - 1 – Packer

Well #2
- 80 Emsco Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 4000' 2-3/8" Tubing & Rods
- 1 – Insert Pump
- 3 – Hurd Porta-Blocks

Well #3
- 114 Lufkin Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 3600' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #4
- 160 Parkersburg Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 4000' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump
- 3 – Hurd Porta Block

Well #5
- 80 Trico Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 3600' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Equipment – Woods A

1 – 210 Tank & Walkway
1 – Meter Run & Meter

1 – Oil & Gas Separator
Well #1
- 1 – 57 American Unit
- 1 – Panel Box
- Approx. 4400' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #2
- 1 – 114 American Unit
- 1 – Panel Box & Phase Converter
- Approx. 4400' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Equipment – Woods, B.

1 – 210 Tank & Walkway
1 – Oil & Gas Separator
Approx. 4400' 2-3/8" Tubing & Rods
1 – Oilwell Gas Motor

1 – Stac-Pac
1 – Meter Run & Meter
1 – Alten 80 Unit

Equipment – Dibrell

1 – 210 Tank & Walkway
1 – Stack-Pac
1 – Meter Run & Meter

Well #1
- 1 – 80 Lufkin Unit & Electric Motor
- Approx. 4400' 2-3/8" Tubing & Rods
- 1 – Panel Box & Phase Converter
- 1 – 14' Bronze Chrome Insert Pump

Well #2
- 1 – 12 American Unit & Electric Motor
- Approx. 4400' 2-3/8" Tubing
- 1 – Panel Box & Phase Converter

Equipment – C. T. McAnear

3 – 210 Tanks & Walkway
1 – 150 Water Tank
1 – Stac-Pac
1 – 2" Meter Run & Meter

Well #2
- 57 Lufkin Unit & Electric Motor
- 1 – Panel Box
- Approx. 3600' 2-3/8" Tubing & Rods

Well #4
- Approx. 2000' 2-7/8" Tubing & Rods
- 1 – Panel Box & Phase Converter

Well #1
- 80 Cabot Unit & Electric Motor
- 1 – Panlel Box & Phase Converter
- Approx. 4200' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #3
- 2 – 210 Water Tanks & Walkway
- 1 – 3 Phase Separator
- 1 – Stac-Pac
- Approx. 4000' 2-7/8" Tubing & Rods

Well #5
- 57 National Unit & Electric Motor
- 57 Cabot Unit (needs crank arm)
- 1 – Panel Box & Phase Converter

Equipment – Duerson(Eichler)

1 – 210 Tank
Approx. 2900' 2-3/8" Tubing & Rods
National 57 Pumping Unit & Electric Motor
1 – Insert Pump

Equipment – Duerson, L.

2 – 210 Tanks & Walkway
1 – Oil & Gas Separator
1 – Stac-Pac
1 – 2" Meter Run & Meter

Equipment – W. R. Mathis – A

2 – 210 Tanks & Walkway
1 – 210 Water Tank
1 – 3 Phase Separator
1 – 2" Meter Run & Meter

Well #2
- 57 OCS Chain Drive Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 2900' 2 3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Pump

Well #1
- 114 American Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 4500' 2-3/8" Tubing & Rods
- 1 – Insert Pump

Equipment – W. B. Beggs

4 – 210 Tanks & Walkway
1 – 40 American Unit & Electric Motor
1 – 40 Lufkin Unit & Electric Motor
5 – Panel Box & Phase Coverter
Approx. 2900' 2-7/8" Tubing & Rods
2 – Hurd Porta-Blocks
Approx. 2900' 2-7/8" Tubing & Rods
1 – GASO 3364 Saltwater Pump & Electric Motor

1 – 3 Phase Separator
1 – 80 American Unit & Electric Motor
1 – 40 Cabot Unit
4 – Insert Pumps
Approx. 4000' 2-7/8" Tubing & Rods
Approx. 4000' 2-7/8" Tubing & Rods
Approx. 2900' 2-3/8" Tubing & Rods
Approx. 2900' 2-3/8" Tubing & Rods

Equipment – Voyles

3 – 210 Tanks & Walkway
1 – 3 Phase Separator
1 – Oil & Gas Separator
4 – Hurd Porta-Blocks

Well #2 (Injection Well)
1 – Lufkin 57 Unit
1 – 210 Fiberglass Water Tank
1- Wheatley P-323 Saltwater Pump
2- 1 – Panel Box & Electric Motor
Approx. 4500' 2-3/8" Tubing & Packer
3 – Hurd Porta-Blocks

1 – Parkersburg 160 Unit & Electric Motor
1 – Panel Box
1 – Oil Well Gas Engine
Approx. 5000' 2-7/8" Tubing & Rods
1 – Bronze Chrome Tubing Pump

Wells #1-A & 3
1 – Oilwell 114 Unit
Approx. 4500' 2-3/8" Tubing & Rods
1 – 14' Bronze Chrome Insert Pump
3 – Hurd Porta-Blocks

Equipment – W. A. Beggs

2 – 210 Tanks & Walkway
1 – 3 Phase Separator
1 – 2" Meter Run & Meter

Well #2
Pioneer 80 Pumping Unit & Electric Motor
1 – Panel Box & Phase Converter
Approx. 2900' 2-7/8" Tubing & Rods
1 – Insert Pump

Well #4
80 Chain Drive Unit & Electric Motor
1 Panel Box & Phase Converter
Approx. 2900' 2-3/8" Tubing & Rods
1 – Insert Pump

Well #1
Emsco 40 Pumping Unit & Electric Motor
1 – Panel Box & Phase Converter
Approx. 2900' 2-3/8" Tubing & Rods
1 – Insert Pump

Well #3
American 57 Pumping Unit & E#lectric Motor
1 – Panel Box & Phase Converter
Approx. 2900' 2-3/8" Tubing & Rods
1 – Insert Pump

Equipment – Kinder A

1 – 160 Parkersburg Unit
1 – Quincey Gas Compressor
Approx. 4200' 2-3/8" Tubing & Rods
3 – 210 Tanks
1 – 2" Meter Run & Meter
1 – Oil Well Gas Engine
1 – Tulsa Duplex Saltwater Pump
1 – 14' Bronze Chrome Insert Pump
1 – 3 Phase Separator

Equipment – Kinder B

1 – 114 Oilwell Unit
Approx. 2000' 2-3/8" Tubing & Rods
1 – 1-3/4 Tubing Pump
1 – Oilwell Gas Engine
2 – Hurd Porta-Blocks

Equipment – Ellis

2 – 210 Tanks & Walkway
1 – 2" Meter Run & Meter
Bethlehem 80 Unit
Panel Box & Phase Converter
Approx 4000' 2-3/8" Tubing
1 – 3 Phase Separator
Approx. 4000' 2-3/8" Tubing & Rods
Electric Motor
1 – Insert Pump

Equipment – Carney H.

1 – 210 Tank & Walkway
1 – 210 Fiberglass Water Tank
1 – 3 Phase Separator
Well #5
- 1 – 57 Lufkin Unit & Electric Motor
- 1 – Panel Box & Phase Converter
- Approx. 3000' 2-3/8" Tubing & Rods
- 1 – 14' Bronze Chrome Insert Pump

Well #3 & #6
- Approx. 3000' 2-3/8" Tubing & Rods
- One Has Casing Only

Equipment – Jack County Pipeline

3" Gathering Line – Approximately One (1) Mile

2" Gathering Line – Approximately Three (3) Miles